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                                                                 EXHIBIT 10.5(b)


                            THREE-FIVE SYSTEMS, INC.
                   NOTICE AND ACCEPTANCE OF STOCK OPTION GRANT

         The undersigned ("Optionholder") is an employee of Three-Five Systems, Inc. (the "Company"), and the Company considers it desirable and in its best interest that Optionholder be given an inducement to acquire a proprietary interest in the Company and added incentive to advance the interest of the Company by possessing an option to purchase the Company's Stock, all in accordance with the Three-Five Systems, Inc. 1997 Employee Stock Option Plan (the "Plan") adopted by the Board of Directors of the Company and attached hereto as Exhibit B. The terms of the grant are as follows:

         1. Grant of Option. As of the grant date (the "Grant Date") specified in the attached Exhibit A, the Company hereby grants to Optionholder an option (the "Option") to purchase shares of Stock as set forth on the attached Exhibit A (the "Optioned Shares"), subject in all respects to the terms, conditions and provisions of the Plan, which is attached hereto as Exhibit B and incorporated by reference. Optionholder acknowledges having received and carefully reviewed a copy of the Plan.

         2. Option Price. The option price (the "Option Price") as determined by the Plan Administrator is set forth on the attached Exhibit A, which price has been determined by the Plan Administrator to be not less than 100 percent of the fair market value per share of the Stock on the date of grant of the option.

         3. Vesting of Option. The time at which the Optioned Shares vest and Optionholder may exercise the option with respect to such Optioned Shares is set forth on Exhibit A. Optioned Shares that have vested may be acquired at any time, and from time to time, in whole or in part, until the Option expires as provided in Section 4 hereof.

         4. Termination of Option. The Option, to the extent not previously exercised, shall terminate upon the first to occur of the tenth anniversary of the Grant Date or as otherwise set forth in the Plan.

         5. No Privilege of Stock Ownership. Optionholder shall not have any of the rights of a stockholder with respect to the Optioned Shares until Optionholder shall have exercised the Option, paid the Option Price, and received a stock certificate for the purchased shares of Stock.

         6. Compliance with Laws and Regulations. The exercise of the Option and the issuance of the Stock upon such exercise are subject to compliance by the Company and Optionholder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange in which the shares of the Stock may be listed at the time of such exercise and issuance. In connection with the exercise of the Option, Optionholder may be required to deliver to the Company such representations in writing as may be needed by the Company in order for it to comply with applicable requirements of federal and state securities laws.

         7. No Employment or Service Contract. Nothing in this Notice or in the Plan shall confer upon Optionholder any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) for any period of time or to interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) or Optionholder, which rights are hereby expressly reserved by each, to terminate the service of Optionholder at any time for any reason whatsoever, with or without cause.

         8. Notices. Any notice required to be given or delivered to the Company under the terms of this Notice should be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionholder will be given at the resident address indicated in the Company's records.

         THE UNDERSIGNED OPTIONHOLDER HEREBY ACCEPTS THE STOCK OPTION GRANT DESCRIBED IN THIS NOTICE.

Witnessed:

----------------------------------------   -------------------------------------
                                           Optionholder
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                                    EXHIBIT A



              Optionholder:

              Address of Optionholder:


              Grant Date:

              Optioned Shares:

              Option Price:        $

              Vesting Schedule:




              VESTING SCHEDULE "A"

              This option is granted hereunder shall vest such that 20% of the Optioned Shares shall vest on the first anniversary date of the Grant Date; 30% of the Optioned Shares shall vest on the second anniversary date of the Grant Date; and 50% of the Optioned Shares shall vest on the third anniversary date of the Grant Date.

              VESTING SCHEDULE "B"

              This option is granted hereunder shall vest such that
              0% of the Optioned Shares shall vest on the first anniversary date of the Grant Date; 20% of the
              Optioned Shares shall vest on the second anniversary date of the Grant Date; 30% of the Optioned Shares shall vest on the third anniversary date of the Grant Date; and 50% of the Optioned Shares shall vest on the fourth anniversary date of the Grant Date.
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                          ACTION OF PLAN ADMINISTRATOR
           OF THREE-FIVE SYSTEMS, INC. 1997 EMPLOYEE STOCK OPTION PLAN


                             Dated: ________________


         The undersigned, having been authorized to act as the Plan Administrator of the 1997 Employee Stock Option Plan of Three-Five Systems, Inc., a Delaware corporation (the "Corporation"), pursuant to the unanimous consent of its Board of Directors, does hereby adopt and approve the following actions:

         RESOLVED, that the Corporation is authorized, directed and empowered to grant stock options to purchase the common stock of Three-Five Systems at an option price equal to the fair market value on the date hereof (which is $________) to the person and in the amount as listed below:

         OPTIONEE:               NO. OPTIONS:                 VESTING SCHEDULE:


         RESOLVED, that the vesting schedule for each option which has an "A" designation shall be 20% on the first anniversary of this date, 30% on the second anniversary, and 50% on the third anniversary;

         RESOLVED, that the vesting schedule for each option which has an "B" designation shall be 0% on the first anniversary of this date, 20% on the second anniversary, and 30% on the third anniversary, and 50% on the fourth anniversary;

         RESOLVED, that each of the officers of the Corporation is authorized, directed and empowered, for and on behalf of the corporation, to execute all documents and do all acts and things deemed necessary or appropriate to effect and carry out the foregoing resolutions.



                                          _____________________________________
                                          Jack L. Saltich


                                          _____________________________________
                                          Jeffrey D. Buchanan